SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 April 27, 2006
                                 --------------
                Date of Report (Date of earliest event reported)



                        Factory Card & Party Outlet Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                    333-21859                  36-3652087
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                   2727 Diehl Road, Naperville, Illinois 60563
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               (Address of principal executive offices) (Zip Code)



                                 (630) 579-2000
                                 --------------
                         (Registrant's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors of Principal Officers; Election of Directors;
            Appointment of Principal Officers.
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     On April 27, 2006, pursuant to the Agreement dated April 18, 2006 (the
"Agreement") among Cramer Rosenthal McGlynn, LLC, Cramer Rosenthal McGlynn,
Inc., and Factory Card & Party Outlet Corp. ("FCPO"), Mone Anathan was appointed to serve as a Class Three Director of the Board of Directors of FCPO (the "Board") with a term expiring at the annual meeting of stockholders in 2006. The Board, pursuant to the Agreement, has named Mr. Anathan to serve on the Audit Committee of the Board.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FACTORY CARD & PARTY OUTLET CORP.


                                        /s/ Gary W. Rada
                                        ---------------------------
                                        Gary W. Rada
Dated:  April 28, 2006                  President and Chief Executive Officer